                    ALLMERICA INVESTMENT TRUST (the "Trust")
                  (SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2002)

The Trust will hold a special meeting of shareholders of the Select Strategic Growth Fund (the "Strategic Growth Fund"), Select Emerging Markets Fund (the "Emerging Markets Fund"), Select Growth and Income Fund (the "Growth and Income Fund"), Select Aggressive Growth Fund (the "Aggressive Growth Fund"), and Select Strategic Income Fund (the "Strategic Income Fund", and, collectively with the Strategic Growth Fund, Emerging Markets Fund, Growth and Income Fund and Aggressive Growth Fund, the "Acquired Funds") on March 27, 2003 at 9:00 a.m. Eastern Time at 440 Lincoln Street, Worcester, Massachusetts, 01653. At the meeting, shareholders of each Acquired Fund will be asked to consider and approve an Agreement and Plan of Reorganization whereby each Acquired Fund would be reorganized into another Fund of the Trust (collectively, the "Acquiring Funds").

Owners of variable life insurance and variable annuity contracts that invest indirectly in the Acquired Funds through separate accounts maintained by First Allmerica Financial Life Insurance Company and Allmerica Financial Life Insurance and Annuity Company (the "Insurance Companies") will receive proxy materials that explain the proposed reorganizations. The Insurance Companies will vote shares of the Acquired Funds attributable to the contracts in accordance with instructions received from contractholders.

If each of the Agreements and Plans of Reorganization is approved,

     . The Strategic Growth Fund would merge with and into the Select Growth Fund (the "Select Growth Fund");

     . The Emerging Markets Fund would merge with and into the Select International Equity Fund;

     .    The Growth and Income Fund would merge with and into the Equity Index
          Fund;

     . The Aggressive Growth Fund would merge with and into the Select Growth Fund; and

     . The Strategic Income Fund would merge with and into the Select Investment Grade Income Fund.

If the Agreements and Plans of Reorganization are approved by the shareholders of the Acquired Funds and the relevant mergers occur, each Acquired Fund will transfer all of the assets and liabilities attributable to its shares to the relevant Acquiring Fund in exchange for shares of the Acquiring Fund. If the mergers occur, each affected contract will be invested in shares of the relevant Acquiring Fund. Each exchange, which will be effected on the basis of the relative net asset values of the relevant Acquired and Acquiring Funds, will be followed immediately by the distribution of the shares of the relevant Acquiring Fund received by the relevant Acquired Fund to the shareholders of such Acquired Fund in complete liquidation of the Acquired Fund. Each merger is not dependent upon the approval of any of other merger.

The proposal is part of an overall plan on the part of Allmerica Financial Investment Management Services, Inc. ("AFIMS") to streamline the funds that the Trust offers to separate accounts maintained by the Insurance Companies. AFIMS recommended the proposed reorganizations to the Trust's Board of Trustees in light of the recent decision by the Insurance Companies to discontinue sales of variable life insurance and variable annuity contracts to the public.

The mergers will result in a change in Sub-Adviser for shareholders of each of the Acquired Funds. In addition, if shareholders of the Aggressive Growth Fund approve the relevant proposal, Jennison Associates LLC will serve as a Sub-Adviser to the Select Growth Fund with respect to a portion of the Select Growth Fund's assets.

The Board of Trustees approved each of the proposed mergers at a meeting on January 7, 2003. The Trustees recommend approval of the mergers because the mergers offer shareholders of the Acquired Funds an investment in larger funds with similar investment objectives and strategies and the potential for improved efficiencies. In addition, each of the mergers will result in a decrease in the shareholder expenses of the Acquired Funds. If the proposed mergers receive the necessary approvals and are promptly consummated, the effective date of the mergers is expected to be May 1, 2003.

                               * * * * * * * * * *

The second sentence of the first paragraph under "Principal Investment Strategies" for the Select Growth Fund under "Fund Summaries - Objectives, Strategies and Risks" is amended to read as follows: The Fund typically invests in stocks of mid-and large-capitalization companies, although it can also make investments in smaller growth companies.

                               * * * * * * * * * *

The section relating to the Select Investment Grade Income Fund and Equity Index Fund in the table containing information about the individuals who are primarily responsible for the day-to-day management of the Funds' portfolios under "Management of the Funds" is amended to read as follows:

Fund Name and                              Name and Title of           Service with       Business Experience
Sub-Adviser Name                          Portfolio Manager(s)         Sub-Adviser        for Past Five Years
----------------                          --------------------         -----------        -------------------
Equity Index Fund and Select               Ann K. Tripp                1987-Present       Ms. Tripp has oversight
Investment Grade Income Fund               Vice President                                 responsibility for all
Allmerica Asset Management, Inc.                                                          insurance client portfolios
("AAM")                                                                                   managed by AAM. She also oversees
                                                                                          all fixed income
                                                                                          trading operations.




                               * * * * * * * * * *

Under the section "Purchase and Redemption of Shares" - the Distributor name "Allmerica Investments, Inc" has been changed to VeraVest Investments, Inc.

Dated:  January 16, 2003


                                       2